UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

CNL Lifestyle Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51288	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

As previously reported on a Current Report on Form 8-K filed on June 18, 2014, on June 12, 2014, CNL Lifestyle Properties, Inc., through various operating subsidiaries (collectively, the “Company”), entered into an agreement (the “Purchase and Sale Agreement”) with CF Arcis X LLC, an unaffiliated third party (the “Buyer”), for the sale of the Company’s entire portfolio of golf assets comprised of 48 properties (the “Golf Properties”). The purchase and sale of the Golf Properties pursuant to the Purchase and Sale Agreement is hereinafter referred to as the “Sale.”

The aggregate purchase price for the Golf Properties is approximately $320.0 million (the “Purchase Price”), subject to adjustment for certain receivables and operational fees and expenses.

On September 30, 2014, the Company completed the sale of the first tranche of 46 Golf Properties to the Buyer which represents a purchase price of approximately $306.5 million. The following are the first tranche of 46 Golf Properties and their locations:

Tranche 1 Golf Property	Location

Ancala Country Club	Scottsdale, AZ
Arrowhead Country Club	Glendale, AZ
Arrowhead Golf Club	Littleton, CO
Bear Creek Golf Club	Dallas, TX
Broad Bay Country Club	Virginia Beach, VA
Canyon Springs Golf Club	San Antonio, TX
Clear Creek Golf Club	Houston, TX
Continental Golf Course	Scottsdale, AZ
Cowboys Golf Club	Grapevine, TX
David L. Baker Golf Course	Fountain Valley, CA
Deer Creek Golf Club	Overland Park, KS
Eagle Brook Country Club	Geneva, IL
Fox Meadow Country Club	Medina, OH
Hunt Valley Golf Club	Phoenix, MD
Kiskiack Golf Club	Williamsburg, VA
Kokopelli Golf Club	Gilbert, AZ
Lake Park Golf Club	Lewisville, TX
LakeRidge Country Club	Lubbock, TX
Las Vegas Golf Club	Las Vegas, NV
Legend at Arrowhead Golf Resort	Glendale, AZ
London Bridge Golf Club	Lake Havasu, AZ
Majestic Oaks Golf Club	Ham Lake, MN
Mansfield National Golf Club	Mansfield, TX
Meadowbrook Golf and Country Club	Tulsa, OK
Mesa del Sol Golf Club	Yuma, AZ
Micke Grove Golf Course	Lodi, CA
Montgomery Country Club	Laytonsville, MD
Painted Desert Golf Club	Las Vegas, NV
Palmetto Hall Plantation Club	Hilton Head, SC

Tranche 1 Golf Property	Location

Plantation Golf Club	Frisco, TX
Raven Golf Club at South Mountain	Phoenix, AZ
Ruffled Feathers Golf Club	Lemont, IL
Shandin Hills Golf Club	San Bernardino, CA
Signature Golf Course	Solon, OH
Stonecreek Golf Club	Phoenix, AZ
Superstition Springs Golf Club	Mesa, AZ
Tallgrass Country Club	Wichita, KS
Tamarack Golf Club	Naperville, IL
Tatum Ranch Golf Club	Cave Creek, AZ
The Crossings Golf Club	Glen Allen, VA
The Golf Club at Cinco Ranch	Katy, TX
The Golf Club at Fossil Creek	Fort Worth, TX
The Links at Challedon	Mount Airy, MD
Valencia Country Club	Santa Clarita, CA
Weston Hills Country Club	Weston, FL
Weymouth Country Club	Medina, OH

It is expected that, the Company will complete the sale of the two remaining Golf Properties, which represent a purchase price of approximately $13.5 million by the end of the year.

The proceeds from the Sale have been or will be used to (i) retire debt; and/or (ii) make strategic capital expenditures to enhance certain of the company’s existing properties. The net cash to the Company from the Sale of the Golf Properties is approximately $198.9 million after repayment of approximately $94.2 million of debt, including associated prepayment penalties.

It is believed the effect of the Sale of the Golf Properties will be a marginal reduction to the Company’s estimated net asset value per-share, cash flows from operations and modified funds from operations (MFFO) as the net proceeds from the sale are used to retire the debt on the golf portfolio and are reinvested.

In March 2014, the Company engaged Jefferies LLC, a global investment banking and advisory firm, to assist the Company in actively evaluating strategic alternatives to provide liquidity to the stockholders.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The following unaudited pro forma condensed consolidated balance sheet of the Company at June 30, 2014 illustrates the estimated effect of the Sale, described in Item 2.01 above, as if it had occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2014 and for the years ended December 31, 2013, 2012, and 2011 (the “Pro Forma Periods”) and include certain pro forma adjustments to illustrate the estimated effect of the Sale described in Item 2.01 above, as if it had occurred on the first day of each period presented.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the transactions reflected herein had occurred on the date or been in effect during the periods indicated. This unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements as filed on Form 10-Q for the six months ended June 30, 2014 and on Form 10-K for the years ended December 31, 2013, 2012, and 2011 with the Securities and Exchange Commission.

Cautionary Note Regarding Forward-Looking Statements

Statements above that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

Important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements include, but are not limited to, government regulation, economic, strategic, political and social conditions, and the following: risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; risks of doing business internationally, including currency risks; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; failure to successfully manage growth or integrate acquired properties and operations; the Company’s inability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a net asset per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to maintain the Company’s REIT qualification; and the Company’s inability to protect its intellectual property and the value of its brand. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnllifestylereit.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2014

(in thousands except per share data)

	Historical June 30, 2014	46 Properties Sold Pro Forma Adjustments (a)		2 Properties Pending Pro Forma Adjustments (a)		Pro Forma June 30, 2014
ASSETS

Real estate investment properties, net (including $180,196 related to consolidated variable interest entities)	$1,804,898	$—		$—		$1,804,898
Assets held for sale, net	328,277	(303,991	)(b)	(13,438	)(b)	10,848
Investments in unconsolidated entities	130,099	—		—		130,099
Mortgages and other notes receivable, net	104,572	—		—		104,572
Cash	121,301	293,142	(c)	12,835	(c)	333,048
		(94,230	)(c)	—
Deferred rent and lease incentives	60,715	(1,545)		—		59,170
Other assets	52,976	(2,710)		(117)		50,149
Restricted cash	55,740	(3,026)		(257)		52,457
Intangibles, net	25,937	—		—		25,937
Accounts and other receivables, net	25,054	—		—		25,054

Total Assets	$2,709,569	$(112,360)		$(977)		$2,596,232

LIABILITIES AND STOCKHOLDERS’ EQUITY

Mortgages and other notes payable (including $68,369 related to non-recourse debt of consolidated variable interest entities)	$708,029	$(88,551	)(c)	$—		$619,478
Senior notes, net of discount	394,587	—		—		394,587
Line of credit	152,500	—		—		152,500
Other liabilities	94,359	(14,714)		(258)		79,387
Accounts payable and accrued expenses	63,390	(6,382	)(c)	(256)		56,752
Due to affiliates	567	—		—		567

Total Liabilities	1,413,432	(109,647)		(514)		1,303,271

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value per share 200 million shares authorized and unissued	—	—		—		—
Excess shares, $.01 par value per share 120 million shares authorized and unissued	—	—		—		—
Common stock, $.01 par value per share
One billion shares authorized; 349,084 shares issued and 325,713 shares outstanding as of June 30, 2014	3,257	—		—		3,257
Capital in excess of par value	2,867,433	—		—		2,867,433
Accumulated deficit	(430,843)	(2,713	)(d)	(463	)(d)	(434,019)
Accumulated distributions	(1,142,142)	—		—		(1,142,142)
Accumulated other comprehensive loss	(1,568)	—		—		(1,568)

Total Stockholders’ Equity	1,296,137	(2,713)		(463)		1,292,961

Total Liabilities and Stockholders’ Equity	$2,709,569	$(112,360)		$(977)		$2,596,232

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014

(in thousands except per share data)

	Historical June 30, 2014	46 Properties Sold Pro Forma Adjustments		2 Properties Pending Pro Forma Adjustments		Pro Forma June 30, 2014

Revenues:
Rental income from operating leases	$77,378	$—		$—		$77,378
Property operating revenues	138,976	—		—		138,976
Interest income on mortgages and other notes receivable	6,079	—		—		6,079

Total revenues	222,433	—		—		222,433

Expenses:
Property operating expenses	121,100	—		—		121,100
Asset management fees to advisor	16,078	(2,614	)(b)	(147	)(b)	13,317
General and administrative	9,117	—		—		9,117
Ground lease and permit fees	6,623	—		—		6,623
Acquisition fees and costs	2,003	—		—		2,003
Other operating expenses	1,791	—		—		1,791
Bad debt expense	997	—		—		997
Recovery on lease terminations	(741)	—		—		(741)
Loan loss provision	2,520	—		—		2,520
Depreciation and amortization	63,032	—		—		63,032

Total expenses	222,520	(2,614)		(147)		219,759

Operating income (loss)	(87)	2,614		147		2,674

Other income (expense):
Interest and other income	91	—		—		91
Interest expense and loan cost amortization (includes $404 loss on termination of cash flow hedge for the six months ended June 30, 2014)	(38,767)	—		—		(38,767)
Loss on extinguishment of debt	(196)	—		—		(196)
Equity in earnings of unconsolidated entities	3,773	—		—		3,773

Total other expense	(35,099)	—		—		(35,099)

Net income (loss) from continuing operations	$(35,186)	$2,614		$147		$(32,425)

Loss per share of common stock (basic and diluted) from continuing operations	$(0.11)					$(0.10)

Weighted average number of shares of common stock outstanding (basic and diluted)	323,424					323,424

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(in thousands except per share data)

	Historical December 31, 2013	46 Properties Sold Pro Forma Adjustments (a)		2 Properties Pending Pro Forma Adjustments (a)		Pro Forma December 31, 2013
Revenues:
Rental income from operating leases	$163,242	$(27,827)		$(1,175)		$134,240
Property operating revenues	336,439	(28,495)		(4,690)		303,254
Interest income on mortgages and other notes receivable	13,120	—		—		13,120

Total revenues	512,801	(56,322)		(5,865)		450,614

Expenses:
Property operating expenses	262,062	(24,124)		(2,813)		235,125
Asset management fees to advisor	34,683	(5,500	)(b)	(309	)(b)	28,874
General and administrative	18,591	(616)		(11)		17,964
Ground lease and permit fees	15,356	(2,216)		(1,273)		11,867
Acquisition fees and costs	3,141	—		—		3,141
Other operating expenses	6,791	(1,086)		(17)		5,688
Bad debt expense	6,331	(78)		(1)		6,252
Impairment provision	248,268	(180,921)		(9,264)		58,083
Gain on lease terminations	(2,705)	—		—		(2,705)
Loan loss provision	3,104	—		—		3,104
Depreciation and amortization	147,022	(25,145)		(2,084)		119,793

Total expenses	742,644	(239,686)		(15,772)		487,186

Operating income (loss)	(229,843)	183,364		9,907		(36,572)

Other income (expense):
Interest and other income (expense)	327	(131)		(2)		194
Interest expense and loan cost amortization	(70,762)	6,327	(c)	—		(64,435)
Bargain purchase gain	2,653	—		—		2,653
Gain from sale of unconsolidated entities	55,394	—		—		55,394
Equity in earnings of unconsolidated entities	11,701	—		—		11,701

Total other income (expense)	(687)	6,196		(2)		5,507

Net income (loss) from continuing operations	$(230,530)	$189,560		$9,905		$(31,065)

Loss per share of common stock (basic and diluted) from continuing operations	$(0.72)					$(0.10)

Weighted average number of shares of common stock outstanding (basic and diluted)	318,742					318,742

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(in thousands except per share data)

	Historical December 31, 2012	46 Properties Sold Pro Forma Adjustments (a)		2 Properties Pending Pro Forma Adjustments (a)		Pro Forma December 31, 2012
Revenues:
Rental income from operating leases	$159,682	$(29,832)		$(1,177)		$128,673
Property operating revenues	299,863	(19,614)		(4,248)		276,001
Interest income on mortgages and other notes receivable	12,997	—		—		12,997

Total revenues	472,542	(49,446)		(5,425)		417,671

Expenses:
Property operating expenses	238,978	(18,902)		(2,555)		217,521
Asset management fees to advisor	35,725	(5,436	)(b)	(308	)(b)	29,981
General and administrative	18,668	(760)		(8)		17,900
Ground lease and permit fees	14,482	(1,860)		(1,294)		11,328
Acquisition fees and costs	4,450	—		—		4,450
Other operating expenses	8,684	(1,250)		(154)		7,280
Bad debt expense	5,510	(2,868)		(153)		2,489
Impairment provision	10	—		—		10
Loss on lease terminations	25,177	(3,027)		(204)		21,946
Loan loss provision	1,699	—		—		1,699
Depreciation and amortization	132,206	(22,753)		(2,003)		107,450

Total expenses	485,589	(56,856)		(6,679)		422,054

Operating income (loss)	(13,047)	7,410		1,254		(4,383)

Other income (expense):
Interest and other income (expense)	1,198	(475)		—		723
Interest expense and loan cost amortization	(66,825)	6,121	(c)	—		(60,704)
Loss on extinguishment of debt	(4)	—		—		(4)
Equity in earnings of unconsolidated entities	5,521	—		—		5,521

Total other income (expense)	(60,110)	5,646		—		(54,464)

Net income (loss) from continuing operations	$(73,157)	$13,056		$1,254		$(58,847)

Loss per share of common stock (basic and diluted) from continuing operations	$(0.23)					$(0.19)

Weighted average number of shares of common stock outstanding (basic and diluted)	312,309					312,309

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

(in thousands except per share data)

	Historical December 31, 2011	46 Properties Sold Pro Forma Adjustments (a)		2 Properties Pending Pro Forma Adjustments (a)		Pro Forma December 31, 2011
Revenues:
Rental income from operating leases	$164,590	$(38,008)		$(3,186)		$123,396
Property operating revenues	232,192	(10,639)		—		221,553
Interest income on mortgages and other notes receivable	12,963	—		—		12,963

Total revenues	409,745	(48,647)		(3,186)		357,912

Expenses:
Property operating expenses	193,716	(9,942)		—		183,774
Asset management fees to advisor	31,802	(5,359	)(b)	(306	)(b)	26,137
General and administrative	16,151	(273)		(1)		15,877
Ground lease and permit fees	14,575	(2,567)		(1,475)		10,533
Acquisition fees and costs	11,168	—		—		11,168
Other operating expenses	6,551	(1,118)		(7)		5,426
Bad debt expense	773	(178)		(61)		534
Impairment provision	3,199	(3,199)		—		—
(Gain) loss on lease terminations	7,193	(6,143)		(1,378)		(328)
Depreciation and amortization	119,215	(23,877)		(2,027)		93,311

Total expenses	404,343	(52,656)		(5,255)		346,432

Operating income (loss)	5,402	4,009		2,069		11,480

Other income (expense):
Interest and other income (expense)	(216)	159		—		(57)
Interest expense and loan cost amortization	(58,469)	9,731	(c)	—		(48,738)
Loss on extinguishment of debt	(227)	—		—		(227)
Equity in earnings of unconsolidated entities	1,022	—		—		1,022

Total other income (expense)	(57,890)	9,890		—		(48,000)

Net income (loss) from continuing operations	$(52,488)	$13,899		$2,069		$(36,520)

Loss per share of common stock (basic and diluted) from continuing operations	$(0.17)					$(0.12)

Weighted average number of shares of common stock outstanding (basic and diluted)	302,250					302,250

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated balance sheet of the Company is presented as if the disposition of 48 golf properties described in Note 2. “Pro Forma Transaction” had occurred as of June 30, 2014. The accompanying unaudited pro forma condensed consolidated statement of operations of the Company are presented for the six months ended June 30, 2014 and for the years ended December 31, 2013, 2012 and 2011 (the “Pro Forma Periods”), and include certain pro forma adjustments to illustrate the estimated effect of the Company’s disposition, described in Note 2. “Pro Forma Transaction”, as if they had occurred as of the first day of each period presented. The amounts included in the historical columns represent the Company’s historical balance sheet and operating results for the respective Pro Forma Periods presented.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the Pro Forma Periods. In addition, this unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transaction

On June 12, 2014, the Company entered into a purchase and sale agreement with CF Arcis X LLC, an unaffiliated third party, for the sale of the Company’s entire golf portfolio comprised of 48 properties. The purchase price for the golf portfolio is $320.0 million excluding transaction costs. The purchase and sale agreement provided for the consummation of the sale 30 days after the execution of the purchase and sale agreement, however the purchase and sale agreement allowed for an extension of the sale date until certain third party consents are received and the conditions precedent to the sale are satisfied. As a result, the sale of the properties may occur in one or more closings, when closing may be extended for the receipt of certain third party consents and the satisfaction of certain conditions precedent.

On September 30, 2014, the Company completed the sale of 46 golf properties and expects to close the remaining two properties by the end of the year. There can be no assurance that the conditions to the sale will be satisfied or waived on terms satisfactory to the parties or that the sale of the four properties will ultimately be completed in whole or in part.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet represent adjustments needed to the Company’s historical balance sheet as if the disposition of the 48 golf properties occurred as of June 30, 2014.

(a)	These adjustments reflect the elimination of certain account balances relating to the 48 golf properties as if the sale was consummated as of June 30, 2014. Other adjustments, as described in (b) and (c), reflect the elimination of the net carrying value, receipt of the net cash proceeds on the completed sale of the 46 golf properties and the estimated net cash proceeds on the pending sale of the two golf properties, and the use of those proceeds to pay down certain indebtedness.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet (continued)

(b)	This amount reflects the elimination of the net book value, including the related intangible assets, net and accounts and other receivable, on the 48 golf properties.

(c)	Cash has been increased to reflect the net and estimated cash proceeds received by the Company on the completed sale of 46 golf properties and the pending sale of the remaining two golf properties, respectively (the sale price of $320.0 million less actual closing costs on the 46 golf properties sold and estimated closing costs on the pending sale of the two golf properties).

Cash has been decreased to reflect the use of a portion of the net cash proceeds received by the Company at closing to pay down existing indebtedness including related accrued interest and prepayment penalties. Mortgages and other notes payable have been reduced to reflect the principal reduction in debt due to the repayment. Accounts payable and accrued expenses have been reduced to reflect the pay down of accrued interest expense related to the repaid debt.

(d)	Accumulated deficit has been reduced to reflect the receipt of net cash proceeds and removal of assets and liabilities related to the sale, as follows (in thousands):

Net sales proceeds	$305,977
Less:
Net book value of golf properties sold	(317,429)
Retired indebtedness & accrued interest	(94,230)
Removal of assets and liabilities	102,506

$(3,176)

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

The adjustments to the unaudited pro forma condensed consolidated statement of operations represent adjustments needed to the Company’s historical results to remove the historical operating results included in continuing operations of the 48 golf properties, both completed and pending, as if the properties have been sold prior to January 1, 2011.

(a)	Except as described in (b) and (c) below, these amounts represent the elimination of the operations on the 48 golf properties, both completed and pending, from the historical amounts included in continuing operations for the six months ended June 30, 2014 and for the years ended December 31, 2013, 2012 and 2011, to give effect to the sale of the 48 golf properties as if the sale occurred on the first day of each Pro Forma Period presented. The 48 golf properties were classified as held for sale in March 2014, as a result, the operations of these properties were included as part of income or loss from discontinued operations for the six months ended June 30, 2014 and are not shown in the accompanying unaudited pro forma condensed consolidated statement of operations.

CNL LIFESTYLE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations (continued)

(b)	Amount includes the elimination of asset management fee expenses, calculated at 0.08334% monthly prior to April 1, 2014 and 0.075% from April 1, 2014 through June 30, 2014, on the invested assets value of the 48 golf properties for the six months ended June 30, 2014 and for the years ended December 31, 2013, 2012 and 2011. These fees were historically paid by the Company to its advisor and would not have been incurred subsequent to the disposition of these assets.

(c)	Represents the elimination of interest expense and loan cost amortization to reflect the use of net cash proceeds from the sale of 48 golf properties to retire indebtedness that was collateralized by certain of the 48 golf properties as if it occurred on the first day of each Pro Forma Period presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2014		CNL LIFESTYLE PROPERTIES, INC.
a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Chief Financial Officer, Senior Vice President and Treasurer